Installment Receivables	3 Months Ended
Mar. 31, 2014
Receivables [Abstract]
Financing Receivables [Text Block]

Note 4.	Installment Receivables
Certain subscribers have the option to purchase their devices in installments over a 24-month period. The carrying value of installment receivables approximate fair value as the receivables are recorded at their present value, net of the deferred interest and allowance for credit losses. At the time of sale, we impute the interest on the installment receivable and record it as a reduction to equipment revenue and as a reduction to the face amount of the related receivable. Interest income is recognized over the term of the installment contract as operating revenue. Short-term installment receivables are recorded in "Accounts and notes receivable, net" and long-term installment receivables are recorded in "Other assets" in the consolidated balance sheets.
The following table summarizes the installment receivables:

	Successor
	March 31, 2014	December 31, 2013
	(in millions)
Installment receivables, gross	$740	$201
Deferred interest	(77)	(10)
Installment receivables, net of deferred interest	663	191
Allowance for credit losses	(47)	(3)
Installment receivables, net	$616	$188

Classified on the consolidated balance sheets as:
Accounts and notes receivable, net	$299	$95
Other assets	317	93
Installment receivables, net	$616	$188

We categorize our installment receivables as prime and subprime based upon subscriber credit profiles. We use proprietary scoring systems that measure the credit quality of our receivables using several factors, such as credit bureau information, subscriber credit risk scores and service plan characteristics. Payment history is subsequently monitored to further evaluate credit profiles. Prime subscriber receivables are those with lower delinquency risk and subprime subscriber receivables are those with higher delinquency risk. Subscribers within the subprime category may be required to pay a down payment on their equipment purchases. In addition, certain subscribers within the subprime category are required to pay an advance deposit. The balance of installment receivables on a gross basis by credit category as of March 31, 2014 were approximately 65% prime and 35% subprime. As of December 31, 2013, the total installment receivables balance related to prime subscribers since the installment billing program was not available to subprime subscribers until the beginning of 2014. As of March 31, 2014 and December 31, 2013, the amount of past due installment receivables were immaterial for both credit categories.
Activity in the deferred interest and allowance for credit losses for the installment receivables since the inception of the program in September 2013 was as follows:

	Successor
	Three Months Ended March 31,	Year Ended December 31,
	2014	2013
	(in millions)
Deferred interest and allowance for credit losses, beginning of period	$13	$—
Bad debt expense	44	3
Write-offs, net of recoveries	—	—
Change in deferred interest on short-term and long-term installment receivables	67	10
Deferred interest and allowance for credit losses, end of period	$124	$13